INCOME TAXES (Details) - Schedule of Effective Income Tax Rate Reconciliation	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Schedule of Effective Income Tax Rate Reconciliation [Abstract]
Federal statutory rate	(34.00%)	(34.00%)
State and local taxes, net of federal effect	(10.13%)	(10.13%)
Total federal, state and local tax rate, net	(44.13%)	(44.13%)
Valuation allowance	44.13%	44.13%
Effective income tax rate	0.00%	0.00%